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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2003

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


             Delaware                   000-26727               68-0397820
(State or other jurisdiction of        (Commission             (IRS Employer
 incorporation or organization)        File Number)         Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:              (415) 884-6700


                                 Not Applicable
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

                  On March 14 , 2003, BioMarin Pharmaceutical Inc. (the "Registrant"), issued a press release regarding the presentation of data related to the Registrant's Phase II trial of Aryplase for the treatment of MPS VI. The Registrant's press release issued on March 14, 2003 is attached hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


         (a) Financial Statements of Business Acquired.

                  Not Applicable.

         (b) Pro Forma Financial Information.

                  Not Applicable.

         (c) Exhibits.

            Exhibit 99.1 Press Release of the Registrant dated March 14, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: March 14, 2003                    By: /s/ Fredric D. Price
                                            -----------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit No.                Description

Exhibit 99.1               Press Release of the Registrant dated March 14, 2003.